UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 28, 2005
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of KPMG LLP
Consent of Netherland, Sewell & Associates, Inc.
Unaudited Pro Forma Combined Financial Statements
Unaudited Consolidated Financial Statements

Petrohawk Energy Corporation (the “Company” and “Petrohawk”) hereby files by amendment to the Form 8-K filed by the Company on August 3, 2005 financial statements and unaudited pro forma financial information relating to the merger of Mission Resources Corporation (“Mission”) with and into a wholly owned subsidiary of the Company. The financial statements and pro forma information are described in Item 9.01 below and, where applicable, filed as exhibits to this report.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Mission as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 were previously reported in Mission’s Annual Report on Form 10-K/A for the year ended December 31, 2004, File No. 0-9498, which was filed with the SEC on March 9, 2005 and amended on April 12, 2005, and are incorporated herein by reference.

Unaudited Consolidated Financial Statements of Mission as of June 30, 2005 and for the three and six months ended June 30, 2005 and 2004 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Statements for the Company as of June 30, 2005 and for the six months ended June 30, 2005 and year ended December 31, 2004 are attached hereto as Exhibit 99.1.

(c)	Exhibits.

23.1	Consent of KPMG LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Unaudited Pro Forma Combined Financial Statements for the Company as of June 30, 2005 and for the six months ended June 30, 2005 and year ended December 31, 2004.

99.2	Unaudited Consolidated Financial Statements of Mission as of June 30, 2005 and for the three and six months ended June 30, 2005 and 2004.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By:	/s/ Shane M. Bayless
Executive Vice President, Chief
Financial Officer and Treasurer

Date: September 6, 2005

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EXHIBIT INDEX

23.1	Consent of KPMG LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Unaudited Pro Forma Combined Financial Statements for the Company as of June 30, 2005 and for the six months ended June 30, 2005 and year ended December 31, 2004.

99.2	Unaudited Consolidated Financial Statements of Mission as of June 30, 2005 and for the three and six months ended June 30, 2005 and 2004.

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